UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

MOMENTOUS HOLDINGS CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	333-207163	32-0471741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 Yungeng Road, Changshan County

Quzhou City, Zhejiang Province

People’s Republic of China

(Address of Principal Executive Offices)

+852 9752 2631

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock	MMNT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 18, 2023, the Company’s the acting member of the Board of Directors in accordance with the Company’s Bylaws, acted by written consent to determined that it was in the Company’s best interest to change its fiscal year end from May 31 to November 30. On March 27, 2024, the Company’s new Board of Directors decided to change the Company’s fiscal year end back to May 31. Therefore the Transition Report on Form 10-KT for the six month transition period from June 1, 2023 to November 30, 2023 which was filed by the Company on December 29, 2023, should not be relied upon. The Company intends to file Form 10-Qs for the three month periods ended August 31, 2023, November 30, 2023 and February 29, 2024, as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Momentous Holdings Corporation

Date: March 27, 2024	By:	/s/ Pan Zhongjian
Pan Zhongjian
Chief Executive Officer
(Principal Executive Officer)

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